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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture       Distribution Date:                        3/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      4,717,500.00
            Class B Note Interest Requirement                        279,708.54
            Class C Note Interest Requirement                        103,673.07
                      Total                                        5,100,881.61

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           5.55000
            Class B Note Interest Requirement                           5.79167
            Class C Note Interest Requirement                           1.53329

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          850,000,000
            Class B Note Principal Balance                           48,295,000
            Class C Note Principal Balance                           67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)    Required Owner Trust Spread Account Amount                 38,636,400.00


                                             By:
                                                 -------------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President